                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                        SYBRON DENTAL SPECIALTIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        SYBRON DENTAL SPECIALTIES, INC.
                            1717 WEST COLLINS AVENUE
                            ORANGE, CALIFORNIA 92867
                                 (714) 516-7400

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 31, 2001

                           -------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of Sybron Dental Specialties, Inc., a Delaware corporation (the "Company"), will be held at 11:00 a.m., Pacific Standard Time, on Wednesday, January 31, 2001 at Indian Ridge Country Club, 76375 Country Club Drive, Palm Desert, California 92211, for the following purposes:

          1. To elect three directors to serve as Class I Directors until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 15, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     As you know, on December 11, 2000, the Company was spun off from Sybron International Corporation by way of a pro-rata distribution to that company's shareholders of all of the outstanding common stock and related preferred stock purchase rights of this Company. In connection with that event, the Company began doing business as an independent public company and trading on the New York Stock Exchange under the symbol "SYD."

     We hope you will assure that your shares are represented at the Annual Meeting, whether or not you expect to be present in person, either by voting electronically via the Internet (by accessing http://www.eproxyvote.com/syd ) or telephone (by dialing 1-877-779-8683 on a touch-tone telephone), or by signing and returning the enclosed proxy card in the accompanying envelope. It is important that proxies be submitted promptly. Returning your proxy promptly, either via the Internet, via telephone or in the enclosed envelope, will assist the Company in reducing the expenses of additional proxy solicitation. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Stephen S. Tomassi

                                          STEPHEN J. TOMASSI
                                          Secretary

Orange, California
December 28, 2000

                        SYBRON DENTAL SPECIALTIES, INC.
                            1717 WEST COLLINS AVENUE
                            ORANGE, CALIFORNIA 92867
                                 (714) 516-7400

                           -------------------------

                                PROXY STATEMENT
                               DECEMBER 29, 2000

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 31, 2001

                           -------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Sybron Dental Specialties, Inc., a Delaware corporation (the "Company" or "SDS"), to the stockholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., Pacific Standard Time, on Wednesday, January 31, 2001 at Indian Ridge Country Club, 76375 Country Club Drive, Palm Desert, California 92211, and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to stockholders on or about December 29, 2000.

     On December 11, 2000, the Company was spun off from Sybron International Corporation (now doing business as Apogent Technologies) ("Sybron International") by way of a pro-rata distribution to Sybron International shareholders of all the outstanding common stock and related preferred stock purchase rights of the Company. This transaction is referred to in this Proxy Statement as the "Spin-Off." The Company was incorporated in Delaware on July 17, 2000 to facilitate the Spin-Off. Its principal subsidiary, Sybron Dental Management, Inc. (formerly known as Sybron Dental Specialties, Inc.), a Delaware corporation located in Orange, California, was organized in 1993 when Sybron International grouped its professional dental and orthodontics companies, Kerr Corporation and Ormco Corporation, under Sybron Dental Management.

     Stockholders of record will have the option to vote by written proxy or electronically via either the Internet or a touch-tone telephone. Proxy voting through electronic means is valid under Delaware law, and the Company is offering electronic services both as a convenience to its stockholders and as a step towards reducing costs. Stockholders not wishing to utilize electronic voting methods may continue to cast votes by returning their signed and dated proxy card.

     Stockholders whose shares are registered directly with EquiServe may vote either via the Internet or by calling EquiServe. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders, who receive a paper copy of the annual report and proxy statement, the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper voting form in the postage paid envelope provided.

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise: by executing and delivering a later dated proxy via the Internet, via telephone or by mail; by delivering written notice of the revocation of the proxy to the Corporate Secretary prior to the Annual Meeting; or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

Unless previously revoked, the shares represented by a proxy, whether delivered via the Internet, via telephone or by mail, will be voted in accordance with the stockholder's directions if the proxy is duly submitted prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR the election of the directors nominated by the Board of Directors, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting or any adjournment thereof.

     The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the Internet, telephone and mail, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, in person, or by telephone, or facsimile transmission. The Company will also request brokerage firms, nominees, banks, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies, including the soliciting of proxies from brokerage firms, banks, nominees, custodians and fiduciaries, for a fee not anticipated to exceed $6,000 plus expenses. Your cooperation in promptly voting by proxy via the medium of your choice will help to avoid additional expense.

     At December 15, 2000, the Company had outstanding 35,108,649 shares of common stock (and associated preferred stock purchase rights), and there were no outstanding shares of any other class of stock. Only stockholders of record at the close of business on December 15, 2000 will be entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the record date entitles the holder thereof to one vote on each matter to be voted upon by stockholders at the Annual Meeting.

     A majority of the outstanding shares entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum. Proxies relating to "street name" shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker ("broker non-votes") absent voting instructions from the beneficial owner under the rules of the New York Stock Exchange, will be treated as shares present for purposes of determining the presence or absence of a quorum. The Inspector of Election appointed by the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots and shall count all votes and ballots. The voting requirements and procedures described below are based upon provisions of the Delaware General Corporation Law, the Company's charter documents, and any other requirements applicable to the matters to be voted upon.

     Directors are elected by a plurality of the votes cast by the shares present in person or represented by proxy at a stockholders meeting, at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen in the election. Therefore, any shares not voted, whether by withheld authority, broker non-vote or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the outstanding shares of common stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of common stock, by nominees for director and directors of the Company, by the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. The number of shares set forth for nominees for director, directors, and executive officers are reported as of December 15, 2000. Amounts for 5% stockholders are as of the date such stockholders reported such holdings in filings under the Securities Exchange Act of 1934 (the "Exchange Act") unless more recent information was provided.

                                                                      COMMON STOCK
                                                                ------------------------
                      NAME AND ADDRESS                           NUMBER OF      PERCENT
                        OF OWNER(A)                             SHARES OWNED    OF CLASS
                      ----------------                          ------------    --------
Putnam Investments, Inc. (b)................................     3,072,000         8.3%
One Post Office Square
Boston, Massachusetts 02109
Kenneth F. Yontz (c)........................................       460,801         1.3%
Floyd W. Pickrell, Jr. (d)..................................       626,631         1.7%
Dennis Brown (e)............................................           300        *
William E. B. Siart.........................................             0        *
James R. Parks..............................................             0        *
Donald N. Ecker.............................................             0        *
Robert W. Klemme............................................             0        *
Daniel E. Even (f)..........................................        33,872        *
Steven J. Semmelmayer (g)...................................        83,525        *
Stephen J. Tomassi (h)......................................       292,260        *
Gregory D. Waller (i).......................................        24,310        *
All directors and executive officers as a group (15
  persons)(j)...............................................     1,597,293         4.4%

-------------------------
 *  Represents less than 1% of the class.

(a) Except as otherwise indicated, each person has the sole power to vote and dispose of all shares listed opposite his or its name.

(b) Pursuant to a telephone conversation between representatives of the Company and representatives of Putnam Investments, Inc. on December 18, 2000.

(c) Mr. Yontz has shared voting power with respect to 21,223 of the shares of common stock reported and shared investment power with respect to 21,605 of the shares of common stock reported.

(d) Mr. Pickrell has shared investment power with respect to 444 of the shares of common stock reported. Includes 519,420 shares of common stock issuable upon the exercise of outstanding employee stock options held by Mr. Pickrell.

(e) Mr. Brown has shared investment power with respect to 300 of the shares of common stock reported.

(f) Mr. Even has shared investment power with respect to 402 of the shares of common stock reported. Includes 20,514 shares of common stock issuable upon the exercise of outstanding employee stock options held by Mr. Even.

(g) Mr. Semmelmayer has shared voting power with respect to 290 of the shares of common stock reported and shared investment power with respect to 344 of the shares of common stock reported. Includes 82,212 shares of common stock issuable upon the exercise of outstanding employee stock options held by Mr. Semmelmayer.

(h) Mr. Tomassi has shared investment power with respect to 354 of the shares of common stock reported. Includes 261,239 shares of common stock issuable upon the exercise of outstanding employee stock options held by Mr. Tomassi.

(i) Mr. Waller has shared investment power with respect to 379 of the shares of common stock reported. Includes 23,931 shares of common stock issuable upon the exercise of outstanding employee stock options held by Mr. Waller.

(j) Includes (i) 965,297 shares of common stock issuable upon the exercise of outstanding stock options held by all directors and executive officers as a group, (ii) 21,514 shares as to which there is shared voting power, and
    (iii) 24,937 shares as to which there is shared investment power.

     The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement; accordingly, it includes shares of common stock that are issuable upon the exercise of stock options exercisable within 60 days of December 15, 2000. All of those stock options are options that were received in exchange for corresponding Sybron International stock options in connection with the Spin-Off on terms intended to preserve the economic value inherent in the Sybron International stock options at that time. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

     Action will be taken at the Annual Meeting for the election of three directors to serve as Class I Directors until the 2004 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Company's Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes (Class I, Class II and Class III), as nearly equal in number as possible, serving staggered terms. The Board of Directors has previously divided its members into three classes as described below. The election shall be determined by a plurality vote duly cast. It is intended that the persons appointed as proxies in the proxy card will vote FOR the election of the three nominees listed below, unless instructions to the contrary are given therein. The three nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any of the nominees, it is intended that the proxies will vote FOR such substitute nominees as the Board of Directors may designate.

     The following table sets forth the principal occupations (for at least the last five years) and directorships of the three nominees in Class I and of the four directors whose terms of office will continue after the Annual Meeting.

                                            PRINCIPAL OCCUPATION                           DIRECTOR OF
         NAME(A)                           AND BUSINESS EXPERIENCE                 AGE    COMPANY SINCE
         -------                           -----------------------                 ---    -------------
Nominees for election as Class I Directors, whose terms will expire in 2004:

Floyd W. Pickrell, Jr. (b)    President and Chief Executive Officer of the          55        2000
                              Company since October 2000. President of the
                              Company's subsidiary Sybron Dental Management,
                              Inc. (formerly known as Sybron Dental
                              Specialties, Inc.), now the Company's principal
                              first-tier subsidiary, since August 1993;
                              appointed Chairman of the Board of the Company's
                              subsidiary Kerr Corporation in August 1993, and
                              Chairman of the Board of the Company's subsidiary
                              Ormco Corporation in February 1993; served as
                              President of Kerr from August 1993 until November
                              1998; joined Ormco in 1978 and served as Ormco's
                              President from March 1983 until November 1987;
                              previously served as Ormco's Vice President of
                              Marketing and as its National Sales Manager.

William E. B. Siart           Chairman of the Board of Excellent Education          54        2000
                              Development, a non-profit corporation that
                              develops and manages charter public schools,
                              beginning in 2000; President and Chief Executive
                              Officer of EXED LLC from 1998 until 2000;
                              Chairman and Chief Executive Officer of First
                              Interstate Bancorp from 1995 to 1996, having
                              served as President of that corporation from 1990
                              until 1995 and in various other executive
                              positions for that company, previously. Director
                              of Western Asset Trust, Inc., and Pacific
                              American Income Shares, Inc.

                                            PRINCIPAL OCCUPATION                           DIRECTOR OF
         NAME(A)                           AND BUSINESS EXPERIENCE                 AGE    COMPANY SINCE
         -------                           -----------------------                 ---    -------------
James R. Parks                Chairman of the Board and Chief Executive Officer     50        2000
                              of Laser Pacific Media Corporation, a public
                              media post production company, since 1994;
                              managing partner of the accounting firm of Parks
                              Palmer Turner and Yemenidjian, LLP, and managing
                              director of Parks Palmer Business Services, Inc.
                              a subsidiary of Century Business Services,which
                              is in the business of providing business
                              consulting, accounting, merger and acquisition,
                              business valuation, financial crisis management,
                              and tax services; Chairman of the Board of Realty
                              Center Management Corporation, a privately held
                              real estate management and investment company
                              with operations in five states. In 1995, a
                              partnership in which Mr. Parks was an officer of
                              the corporate general partner and which held real
                              property, filed for reorganization under Chapter
                              11. In 1996, the reorganization was dismissed and
                              the real property was sold.

Class II Directors, whose terms will expire in 2002:

Kenneth F. Yontz (b)          Chairman of the Board of the Company since            56        2000
                              October 2000. President and Chief Executive
                              Officer of Sybron International from October 1987
                              until December 2000; Chairman of the Board of
                              Sybron International since December 1987;
                              President and Chief Executive Officer of the
                              company formerly known as Sybron Corporation and
                              acquired by Sybron International in 1987 from
                              February 1986 until September 1992; previously
                              Group Vice President and Executive Vice President
                              of the Allen-Bradley Company. Director of Playtex
                              Products, Inc., Viasystems Group, Inc. and Sybron
                              International Corporation.

Dennis B. Brown (b)           Vice President -- Finance and Chief Financial         53        2000
                              Officer of Sybron International from January 1993
                              until December 2000, and Treasurer of Sybron
                              International from October 1993 until December
                              2000; previously served as President of Allen
                              Bradley Europe from March 1990 to January 1993,
                              and Treasurer of the Marmon Group, Inc. from 1987
                              to March 1990. Director of Merge Technologies
                              Incorporated.

Class III Directors, whose terms will expire in 2003:

Donald N. Ecker               Co-Founder (with Robert W. Klemme) and Managing       54        2000
                              Director of CEO Strategic Solutions, LLC, a
                              consulting firm specializing in restructuring and
                              spin-off transactions, since January 1999;
                              retired as Senior Partner with Ernst & Young LLP
                              in December 1998; previously Co-Director for the
                              Center for Strategic Transactions and Director of
                              Entrepreneurial Services for Southern California.

                                            PRINCIPAL OCCUPATION                           DIRECTOR OF
         NAME(A)                           AND BUSINESS EXPERIENCE                 AGE    COMPANY SINCE
         -------                           -----------------------                 ---    -------------
Robert W. Klemme              Founder and Managing Director of R K Capital,         55        2000
                              LLC, a private investment company, since December
                              2000; Co-Founder (with Donald N. Ecker) of CEO
                              Strategic Solutions, LLC, a consulting firm
                              specializing in restructuring and spin-off
                              transactions, since January 1999; President of
                              Entrepreneurial Capital Corporation from 1986
                              until 1996; previously Senior Vice President and
                              Regional Manager of Wells Fargo Bank-San Diego
                              and Wells Fargo Bank-Los Angeles.

-------------------------
(a) See "Committees and Meetings of the Board of Directors" for memberships on Board committees.

(b) As indicated above, prior to the Spin-Off on December 11, 2000, when the Company became a separate publicly held company, the Company and its subsidiaries were subsidiaries of Sybron International Corporation. Messrs. Pickrell, Yontz, and Brown were executive officers of Sybron International prior to the Spin-Off.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company has the following standing committees of the Board of Directors, whose present members are as identified below. There is no standing nominating committee.

     Messrs. Ecker (Chairman), Parks, and Siart currently serve as members of the Audit Committee. This committee met one time between the date it was established (October 10, 2000) and the date of this Proxy Statement. The Audit Committee is responsible for assisting the Board of Directors with respect to its oversight of corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

     Messrs. Siart (Chairman), Klemme, and Parks serve as members of the Compensation Committee. This committee met three times between the date it was established (October 10, 2000) and the date of this Proxy Statement. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company's employees, officers and directors, and is authorized to determine the compensation of executive officers of the Company. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all of the powers attendant thereto, including the power to grant employee stock options.

     Since the date on which the present Board of Directors was constituted, October 3, 2000, the Board has met three times, on October 10, 2000, October 31, 2000, and December 8, 2000. Each member of the Board of Directors has attended all of the meetings held by the Board of Directors and the committees on which he served, with the exception of Mr. Parks, who missed one of the Compensation Committee meetings.

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

     The Bylaws of the Company provide that any stockholder who is entitled to vote for the election of directors at a meeting called for such purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

     A stockholder desiring to nominate a person or persons for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Company's books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, and (B) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the nomination is made. The Bylaws require similar notice with respect to stockholder proposals for other actions to be taken at a meeting of stockholders. See "Stockholder Proposals" below.

     To be timely, such notice must be received at the principal executive offices of the Company (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (any time from November 2, 2001 to and including December 2, 2001, with respect to the 2002 annual meeting) or (ii) in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date and in the case of a special meeting, notice must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was given or public disclosure of the meeting date was made.

DIRECTORS' COMPENSATION

     Directors of the Company are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof. In addition, during fiscal 2001, each director of the Company who is not also an employee of the Company will receive an annual retainer of $20,000, except that the Chairman of the Audit Committee will receive an annual retainer of $22,500, and a fee of $1,000 for each meeting of the Board of Directors at which such director is present. Each such director who is a member of a committee of the Board of Directors will also receive a fee of $750 for each meeting of such committee at which such director is present. There were no director fees paid during fiscal 2000 because the present Board of Directors was not constituted until after the end of the fiscal year. In addition, each director who is not a full-time employee of the Company will be automatically granted an option each year to purchase 10,000 shares of Company common stock pursuant to the terms of the SDS 2000 Outside Directors' Stock Option Plan, at an exercise price equal to the fair market value of the common stock on the date of grant. The initial grant will be made on the date of the first meeting of the Board of Directors following the 2001 Annual Meeting.

                         STOCKHOLDER RETURN COMPARISON

     This Proxy Statement does not include a stockholder return performance graph because the Company did not become an independent public company with separately traded shares until after the end of the fiscal 2000 year. Therefore, the Company has no share trading history to depict in a stockholder return performance graph.

                                AUDIT COMMITTEE

     The Board of Directors has adopted and approved a formal written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that the members of the Audit Committee are "independent," as defined in the corporate governance listing standards of the New York Stock Exchange relating to audit committees, meaning that they have no relationships to the Company that may interfere with the exercise of their independence from management and the Company.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process.

     In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

     - reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2000 with the Company's management;

     - discussed with KPMG LLP, the Company's independent auditors, those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec.380); and

     - received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

     Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2000.

                                AUDIT COMMITTEE
                           Donald N. Ecker, Chairman
                                 James R. Parks
                              William E. B. Siart

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     This Proxy Statement does not include a report of the Compensation Committee because the Company did not become an independent public company with separately traded shares until after the end of the 2000 fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes compensation awarded to, earned by or paid to SDS' chief executive officer and each of its other four most highly compensated executive officers for services rendered to SDS and its subsidiaries (collectively, the "named executive officers") during its most recent fiscal year, except that in the case of Mr. Tomassi the services were also for the benefit of Sybron International and its other subsidiaries. Also included in the table is comparable compensation information for those individuals for fiscal years 1998 and 1997. The information reported in the table represents compensation information for periods prior to the Spin-Off, during which time the Company (which did not exist until July 2000) and/or its subsidiaries were subsidiaries of Sybron International. The principal positions shown in the table are as of the date of the Spin-Off.

                                                                                    LONG-TERM COMPENSATION
                                                                             -------------------------------------
                                          ANNUAL COMPENSATION                          AWARDS              PAYOUTS
                               ------------------------------------------    --------------------------    -------
                                                                OTHER        RESTRICTED     SECURITIES
                                                                ANNUAL         STOCK        UNDERLYING      LTIP       ALL OTHER
                                       SALARY      BONUS     COMPENSATION     AWARD(S)     OPTIONS/SARS    PAYOUTS    COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR      ($)        ($)         ($)(A)          ($)           (#)(B)         ($)         ($)(C)
---------------------------    ----    ------      -----     ------------    ----------    ------------    -------    ------------
Floyd W. Pickrell, Jr....      2000    418,750          0       12,457           0                 0          0          4,500
  President and Chief          1999    392,500    424,000       12,053           0                 0          0          4,286
  Executive Officer            1998    363,750    388,500       11,155           0           578,000          0          4,286
Stephen J. Tomassi.......      2000    182,900    150,990        2,610           0             5,788          0          4,439
  Vice President --            1999    166,000    167,637        2,610           0             4,500          0          4,543
  General Counsel              1998    153,333    104,004        2,610           0            14,744          0          4,044
  and Secretary
Gregory D. Waller........      2000    167,129    124,758        2,610           0             5,428          0          4,686
  Vice President --            1999    161,000     98,538        2,610           0            14,488          0          4,857
  Finance, Chief               1998    151,667     94,080        2,610           0             4,728          0          4,078
  Financial Officer and
  Treasurer
Daniel E. Even...........      2000    181,218    159,382        2,610           0             5,888          0          5,204
  President, Ormco             1999    171,667    125,928        2,610           0            14,768          0          5,588
  Corporation                  1998    149,667    117,810        2,610           0            29,592          0          4,512
Steven J. Semmelmayer....      2000    181,218    159,382        2,610           0             5,888          0          4,858
  President, Kerr              1999    171,667    125,928        2,610           0            14,768          0          5,502
  Corporation                  1998    150,833    117,810        2,610           0            29,632          0          4,151

-------------------------
(a) Consists of tax gross-up payments -- amounts reimbursed during the fiscal year for the payment of taxes with respect to personal benefits. In each case, the personal benefits do not exceed the SEC's disclosure obligation thresholds and are therefore not included in the table.

(b) Consists entirely of stock options.

(c) Consists entirely of employer matching contributions to the 401(k) plan.

STOCK OPTIONS

     Stock Option Grants. The following table sets forth information concerning stock options granted by Sybron International to the named executive officers during fiscal 2000 when they were employees of Sybron International. Since SDS did not become an independent company with separately traded shares until after the end of fiscal 2000, the Company did not grant any options in fiscal 2000. No stock appreciation rights have been granted by either company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                        PERCENT                                POTENTIAL REALIZABLE
                                                        OF TOTAL                                 VALUE AT ASSUMED
                                        NUMBER OF       OPTIONS/                                  ANNUAL RATES OF
                                       SECURITIES         SARS                                      STOCK PRICE
                                       UNDERLYING      GRANTED TO    EXERCISE                    APPRECIATION FOR
                                        OPTIONS/       EMPLOYEES     OR BASE                        OPTION TERM
                                          SARS         IN FISCAL      PRICE      EXPIRATION    ---------------------
               NAME                   GRANTED(A)(#)     YEAR(B)       ($/SH)        DATE        5%($)       10%($)
               ----                   -------------    ----------    --------    ----------     -----       ------
Floyd W. Pickrell, Jr. ...........            0             0            --             --          --           --
Stephen J. Tomassi................        5,788           .85%        22.93       2/2/2010      93,554      227,583
Gregory D. Waller.................        5,428           .80%        22.93       2/2/2010      87,735      213,427
Daniel E. Even....................        5,888           .87%        22.93       2/2/2010      95,170      231,515
Steven J. Semmelmayer.............        5,888           .87%        22.93       2/2/2010      95,170      231,515

-------------------------
(a) Consists entirely of nonqualified stock options granted pursuant to the Sybron International Amended and Restated 1993 Long Term Incentive Plan. Each of these options vests in equal annual installments on each of the first four anniversaries following the grant date provided the optionee is still an employee at that time. Each option was granted with an exercise price equal to the market value of Sybron International's common stock on the date of grant. Upon a "change of control" of the company, the options shall become immediately exercisable. In the discretion of the committee administering the plan, the exercise price may be paid by delivery of already owned shares and tax withholding obligations related to exercise may be satisfied by withholding shares otherwise deliverable upon exercise, subject to certain conditions. The committee has the power, subject to the limitations of the plan, to amend the terms and conditions of any outstanding stock option to the extent such terms and conditions are within the discretion of the committee as provided in the plan.

(b) Based on stock options grants made to employees of Sybron International and its subsidiaries during fiscal 2000 for an aggregate of 680,040 shares of common stock.

     Stock Option Exercises. The following table sets forth information for each of the named executive officers concerning Sybron International stock options exercised during fiscal year 2000 and the number and value of Sybron International stock options outstanding at the end of fiscal 2000. Since SDS did not become an independent company with separately traded shares until after the end of fiscal 2000, no executive officers had any outstanding SDS stock options as of the end of fiscal 2000. No stock appreciation rights have been granted by either company and therefore none are outstanding.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                     FISCAL YEAR-END OPTION/SAR VALUES (A)

                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                   OPTIONS/SARS AT                 OPTIONS/SARS AT
                                                                  FISCAL YEAR-END(#)            FISCAL YEAR-END($)(B)
                           SHARES ACQUIRED       VALUE       ----------------------------    ----------------------------
         NAME              ON EXERCISE(#)     REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         ----              ---------------    -----------    -----------    -------------    -----------    -------------
Floyd W. Pickrell,
  Jr...................              0               N/A       382,720         289,000        1,356,011             0
Stephen J. Tomassi.....              0               N/A       140,439          17,689        1,893,217        10,793
Gregory D. Waller......         46,792           868,829         5,986          19,826              443        16,382
Daniel E. Even.........        210,200         4,385,895         6,250          32,902                0        16,569
Steven J. Semmelmayer          239,826         6,437,859        38,278          32,922          233,622        16,573

-------------------------
(a) Consists entirely of stock options.

(b) Based on the September 30, 2000, $24.00 closing price of Sybron International Common Stock on the New York Stock Exchange as the end of the fiscal year.

     Exchange of Stock Options in the Spin-Off. In connection with the Spin-Off, the Company's officers and employees were allowed to exchange their Sybron International stock options for stock options of the Company having an aggregate intrinsic value (the spread between the market value and exercise price of the option shares) equal to the aggregate intrinsic value of the Sybron International stock options exchanged immediately prior to the Spin-Off and an exercise price that maintained the ratio of the exercise price per share to the market value per share of the Sybron International stock options exchanged immediately prior to the Spin-Off. All of the named executive officers exchanged their outstanding Sybron International stock options for SDS stock options in connection with the Spin-Off. For these SDS stock options, the exercise price and the number of shares of SDS Common Stock subject to each option were determined by adjusting the exercise price and the number of shares subject to the corresponding Sybron International stock option exchanged under an adjustment formula, designed to preserve the aggregate intrinsic value and exercise price to market value relationship referred to above, based on the relationship between the trading prices on the New York Stock Exchange of Sybron International Common Stock and SDS Common Stock trading on a "when issued" basis, during the period of "when issued" trading ending on the date of the Spin-Off. Other than the adjustment of the exercise price and the number of shares subject to each option, the terms of the SDS stock options received in exchange for Sybron International stock options are the same as the terms of the Sybron International stock options for which they were exchanged. In connection with the Spin-Off, a total of 1,320,515 Sybron International Stock options held by officers and employees of SDS were exchanged for 2,331,214 SDS employee stock options. The SDS stock options issued in exchange for Sybron International stock options were issued under SDS's 2000 Long-Term Incentive Plan.

     Grant of Options by SDS after the Spin-Off. As expected, following the Spin-Off, on December 14, 2000, the Company granted stock options to acquire shares of SDS Common Stock to a number of its employees, including each of the named executive officers. Specifically, the Company granted options to purchase approximately 2,000,000 shares of SDS Common Stock to the executive officers of SDS, including options for the following number of shares to each of the named executive officers: Mr. Pickrell, 496,278; Mr. Tomassi, 223,325; Mr. Waller, 223,325; Mr. Even, 223,325; and Mr. Semmelmayer, 223,325. The Company also granted options to purchase approximately 962,000 shares of SDS Common Stock to other employees of the Company. The exercise price of those options is $15.4375 per share, equal to the fair market value of the underlying SDS Common Stock on the date of the grant.

EMPLOYMENT AGREEMENTS

     All of the named executive officers have entered into employment agreements with the Company as of December 11, 2000. Pursuant to each of their respective employment agreements, these executive officers have agreed to serve in their respective executive officer capacities, and each is to devote his full time to the performance of his duties thereunder. The employment agreements of Messrs. Pickrell, Tomassi, Waller,

Even, and Semmelmayer provided for fiscal year 2001 base salaries of $500,000, $225,000, $225,000, $225,000, and $225,000, respectively, which base salaries are subject to annual merit increases at the discretion of the Compensation Committee. In addition, these executives are entitled to benefits customarily accorded executives of the Company and its subsidiaries, including participation in the Company's Senior Executive Incentive Compensation Plan.

     The employment agreements may be terminated at the election of the executive upon 45 days' advance written notice to SDS, by SDS, or as a result of the executive's retirement, disability or death. Upon termination of an executive's employment by SDS for "cause" (as defined in the employment agreement) or by the executive, the executive is entitled to receive any unpaid compensation through the date of termination. In the event of the executive's termination of employment by SDS without cause, the executive will be entitled to continue to receive the executive's then current base salary for a period of twelve months following the termination of employment and an amount equal to the incentive award that would have been earned by the executive for the fiscal year in which the executive's employment is terminated, adjusted, however, by the percentage of the fiscal year in which the executive was actively employed. In the event of the executive's death or permanent disability, the executive, his beneficiaries or estate, as the case may be, will be entitled to continue to receive the executive's then current base salary for a period of twelve months following the termination of employment as a result of such event.

     Each of the employment agreements provides that if an event constituting a "change in control" (as defined in the employment agreement) shall have occurred, the executive officer is entitled to receive a severance payment equal to 2.99 times such officer's "base amount," as defined under Section 280G(b)(3) of the Internal Revenue Code, upon the termination of his employment with SDS or its subsidiaries, unless such termination is (a) because of death or retirement,
(b) by SDS or any of its subsidiaries for total disability or "cause," or (c) by such executive officer other than for "good reason." SDS must require any successor to assume SDS's obligations pursuant to the employment agreements. If the Company fails to do this, the executives will be entitled to the same benefits they would receive if they terminated the employment agreements on the date of succession for good reason following a change in control. The employment agreements also subject the executives to confidentiality obligations, and contain restrictions on their soliciting clients and employees of SDS for a period of two years following termination of the employment agreement.

PENSION BENEFIT PLANS

     Retirement Plan. The Company has a Retirement Security Plan (the "Retirement Plan") for certain U.S. employees who are not covered by a collective bargaining agreement, including its executive officers. The plan is a "career average" type plan. The benefit formula directly relates to annual salary, length of service and Social Security covered compensation. To the extent that pension benefits exceed the benefit limits and limits on covered compensation imposed by the Employee Retirement Income Security Act of 1974, as amended, the Company plans to make the appropriate payments under the unfunded pension plan described below as they become due. The total compensation covered by the Retirement Plan (including unfunded amounts) is the amount shown in the salary and bonus columns of the Summary Compensation Table.

     Annual pension benefits expected to be distributed upon retirement (normally at age 65) to most executive officers of the Company, including the named executive officers, are equal to the sum of past and future service benefit formulas. Past service benefit (for service prior to January 1, 1987) is an amount equal to the sum of (a) 0.0105 times the average annual pay for the employee's final three years, up to the Social Security covered compensation for 1987, plus (b) 0.015 times the average annual pay for the employee's final three years, in excess of the Social Security covered compensation in 1987, which sum is multiplied by the total number of years of credited service before January 1, 1987. The amount so calculated is reduced by the amount of any benefit the participant is eligible to receive from a prior pension plan or due to participation in any prior profit sharing plan. Future service benefit (for service since January 1, 1987) for credited service not in excess of 35 years is an amount equal to the sum of all future year annual benefits calculated for each year as 0.0105 times annual pay up to the Social Security covered compensation for that year plus 0.015 times annual pay in excess of the Social Security Covered Compensation of that year. Future service benefit for credited service in excess of 35 years is an amount equal to 0.014 times a participant's annual salary for such year. The Company may from time to time move the past service formula to a more current date which would have the effect of increasing the amount of average compensation upon which benefits are calculated.

     The following table illustrates the projected annual pension benefits payable for life (without provision for survivor pension) from the Retirement Plan and, where applicable, the Unfunded Plan described below, upon retirement at age 65, to the executive officers named in the Summary Compensation Table.

                                                                    ASSUMED
                                                 PROJECTED         ADDITIONAL    FULL YEARS OF
                 NAME OF                     ANNUAL RETIREMENT       YEARS       SERVICE AS OF
               INDIVIDUAL                    BENEFIT AT AGE 65*    OF SERVICE    SEPT. 30, 2000
               ----------                    ------------------    ----------    --------------
Floyd W. Pickrell, Jr....................         $164,641             10              27
Stephen J. Tomassi.......................         $115,981             17              12
Gregory D. Waller........................         $101,334             14              18
Daniel E. Even...........................         $120,985             17              21
Steven J. Semmelmayer....................         $140,792             22              21

-------------------------
* Assumes no salary increases.

     Unfunded Pension Plan. The Company also maintains an unfunded, non-qualified retirement plan providing benefits to employees of the Company in excess of the limitations set forth under section 415 of the Code (the "Unfunded Plan"). The individuals named in the Summary Compensation Table and executives as a group are eligible to participate in the Unfunded Plan.

     Under the Unfunded Plan, benefits are paid from a Rabbi Trust sponsored by the Company. Participants are entitled to a monthly benefit upon their retirement equal to the actuarial value of the benefit that would be payable to the participant if the provisions of the Retirement Plan dealing with limits on pensions pursuant to Code section 415 were inapplicable.

     The compensation covered by the Unfunded Plan includes salary, bonus, and deferred compensation payable to the participant for services rendered. The compensation in the salary and bonus columns of the Summary Compensation Table, above, includes each of these elements. For Mr. Pickrell, the benefit was calculated using his 2000 calendar year base salary of $430,769. Benefits under the Unfunded Plan are computed on a straight-life annuity basis, and are subject to an offset of the actuarial value of benefits payable to participants under the terms of the Retirement Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SPIN-OFF TRANSACTIONS AND AGREEMENTS

     In order to effect the Spin-Off, Sybron International and the Company entered into a number of interrelated agreements which define the ongoing relationship between the parties after the Spin-Off. Because these agreements were negotiated while the Company was a wholly owned subsidiary of Sybron International, they are not the result of negotiations between independent parties, although Sybron International and the Company have set pricing terms for interim services believed to be comparable to what could be achieved through arm's-length negotiations.

     Contribution Agreement. Pursuant to the Contribution Agreement, Plan and Agreement of Reorganization and Distribution, immediately prior to the Spin-Off, all of the capital stock of Sybron Dental Management, Inc. ("SDM") (formerly known as Sybron Dental Specialties, Inc.), which owns, directly or indirectly, the stock or other equity interests in the subsidiaries that held substantially all of the assets and liabilities of Sybron International's dental business, was transferred by Sybron International to SDS along with certain other assets relating to the dental business. Under this agreement, prior to such transfer, Sybron International paid SDM the amount necessary to settle all intercompany loans and advances made to Sybron International by SDM, and SDM paid Sybron International a dividend of $67.9 million representing difference between $375 million and the actual allocation of Sybron International bank debt to SDM as of the Distribution.

     Assignment and Assumption Agreement. Pursuant to the General Assignment, Assumption and Agreement Regarding Litigation, Claims and Other Liabilities, in general the Company and its U.S. subsidiaries will indemnify Sybron International and its subsidiaries and affiliates against liabilities, litigation and claims actually or allegedly arising out of the dental business, including discontinued operations within the dental business. Similarly, Sybron International and its U.S. subsidiaries will indemnify the Company and its subsidiaries and affiliates against liabilities, litigation and claims actually or allegedly arising out of its laboratory business, including discontinued operations within the laboratory business, and other items not transferred to the Company. In circumstances in which any liability of Sybron International and the Company is joint, the parties will share responsibility for such liability on a mutually agreed upon basis consistent with the allocation of the business segments.

     Trade Name Assignment and Transitional Trade Name Use and License Agreement. Pursuant to the Trade Name Assignment and Transitional Trade Name Use and License Agreement, the unregistered trade name "Sybron" was transferred to the Company, subject to a royalty free, nontransferable, nonexclusive license for Sybron International to continue to use the name for a period of one year after the Spin-Off in order to give Sybron International the necessary time to change its name to Apogent Technologies Inc. and to cease using the name "Sybron" in its and its subsidiaries' businesses.

     Insurance Matters Agreement. The Insurance Matters Agreement governs the rights and obligations of Sybron International and the Company with respect to various pre-existing contracts insuring Sybron International and covering risks associated with, or arising out of, Sybron International's dental business. The types of policies covered by the Insurance Agreement include, without limitation, automobile liability, comprehensive and general liability. The Insurance Matters Agreement also establishes certain procedures for dealing with pending litigation, new litigation and the resolution of disputes between the parties concerning that agreement.

     Employee Benefits Agreement. Various Sybron International employee benefit plans were modified to reflect the fact that they will no longer cover employees of the dental business, and the Company created new employee benefit plans on behalf of its employees. The Employee Benefits Agreement sets forth the agreements of the Company and Sybron International regarding this transition.

     Tax Indemnification Agreement. The Tax Sharing and Indemnification Agreement will govern the allocation of certain tax responsibilities between Sybron International and its subsidiaries on the one hand and the Company and its subsidiaries on the other hand after the Spin-Off. The Tax Indemnification Agreement defines each company's rights and obligations with respect to deficiencies and refunds of federal, state and other taxes relating to the business operations for tax years (or portions thereof) ending on or prior to the Spin-Off and with respect to certain tax attributes of the companies after the Spin-Off. The Tax Indemnification Agreement also specifies the parties' respective obligations in connection with any audit or investigation concerning any federal, state or other taxes or in the event the Spin-Off is subsequently determined not to qualify as tax-free for U.S. federal income tax purposes.

     Interim Administrative Services Agreement. Sybron International and the Company entered into an Interim Administrative Services Agreement which will govern the administrative and financial services that Sybron International will continue to provide to the Company on an interim basis and those which the Company will provide to Sybron International. In general, Sybron International will provide specified accounting, tax management, legal and cash management services to the Company and the Company will provide certain insurance and risk management services to Sybron International, for a period of up to six months after the Spin-Off. Each party will compensate the other at negotiated amounts which, the Company believes, will be comparable to rates the Company could have achieved through arm's-length negotiations and approximate current intercompany allocations.

     Confidentiality and Nondisclosure Agreement. The Company and Sybron International entered into a Confidentiality and Nondisclosure Agreement whereby, subject to certain exceptions, each party will agree to treat as confidential and not disclose certain proprietary and other confidential information belonging to the other.

LOAN TO MR. TOMASSI

     On September 1, 2000, one of SDS's subsidiaries provided Mr. Tomassi with a three-year, unsecured interest-free loan in the amount of $400,000 for the purpose of making a down payment on a house to be purchased in connection with Mr. Tomassi's transfer to California. The subsidiary has also agreed to gross up Mr. Tomassi's income in an amount equal to any tax obligations incurred by Mr. Tomassi on the basis of income imputed to him due to the interest-free nature of the loan. The note is payable in three annual installments of $100,000, $100,000 and $200,000, respectively, on September 1, 2001, 2002 and 2003. Interest accrues on any past due amounts at the rate of 10% per annum until paid.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons who beneficially own more than 10% of the Company's Common Stock are required to report their initial ownership of Company Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for those reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during the most recent fiscal year. No such reports were required in fiscal 2000 because the Spin-Off occurred after the end of the fiscal year.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Acting on the recommendation of the Audit Committee, the Board of Directors has selected the public accounting firm of KPMG LLP as the Company's independent auditors for the current fiscal year. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of KPMG LLP, if desired.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 2002 Annual Meeting of Stockholders of the Company must be received no later than August 31, 2001 at the Company's principal executive offices, 1717 West Collins Avenue, Orange, California 92867, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material under the Securities and Exchange Commission's proxy rules. Under the Company's Bylaws, written notice of stockholder proposals for the 2002 Annual Meeting of Stockholders of the Company which are not intended to be considered for inclusion in next year's annual meeting proxy material (stockholder proposals submitted outside the processes of Rule 14a-8) must be received no later than December 2, 2001 and no earlier than November 2, 2001 at such offices, directed to the attention of the Secretary, and such notice must contain the information specified in the Company's Bylaws.

     The foregoing notice and Proxy Statement are sent by order of the Board of Directors.

                                          /s/ Stephen S. Tomassi

                                          STEPHEN J. TOMASSI
                                          Secretary

December 29, 2000

     A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 HAS BEEN PROVIDED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST OF SUCH STOCKHOLDER, AN ADDITIONAL COPY OF SUCH ANNUAL REPORT. SUCH REQUESTS SHOULD BE ADDRESSED TO DIANE THOMAS, SYBRON DENTAL SPECIALTIES, INC., 1717 WEST COLLINS AVENUE, ORANGE, CALIFORNIA 92867.

                                                                      APPENDIX A

                        SYBRON DENTAL SPECIALTIES, INC.
                            AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independence and performance of the Company's external auditors, and (3) the compliance by the company with legal and regulatory requirements.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the New York Stock Exchange.

     Audit Committee members shall be appointed by the Board. If an audit committee Chairperson is not designated or present, the members of the Committee may designate a Chairperson by majority vote of the Committee membership.

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee or its Chairperson should communicate with management and the independent auditor quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

AUDIT COMMITTEE ACTIVITIES

     The Audit Committee shall do the following to assist the Board in its monitoring activities:

REVIEW PROCEDURES

 1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in the accordance with Securities and Exchange Commission regulations.

 2. Review the Company's annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

 3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

 4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 9). The Chairperson of the Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS

 5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

 6. Approve the fees and other significant compensation to be paid to the independent auditors.

 7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

 8. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and general audit approach.

 9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

COMPLIANCE AND OTHER MATTERS

11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13. Perform any other activities consistent with this Charter as the Committee or the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

15. Establish, review and update periodically a Code of Ethical Conduct and review whether management has established a system to enforce this Code.

16. Review financial and accounting personnel succession planning within the company.

     While the Audit Committee will perform the functions and has the powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Ethical Conduct.

                                                                      2098-PS-01

                        SYBRON DENTAL SPECIALTIES, INC.




                      2001 Annual Meeting of Stockholders


                               January 31, 2001
                               11:00 a.m. P.S.T.


               You May Vote by Telephone, by Internet, or by Mail
                       (see Instructions on reverse side)


                             YOUR VOTE IS IMPORTANT






                                     PROXY

                        SYBRON DENTAL SPECIALTIES, INC.

          This proxy is Solicited on Behalf of the Board of Directors

     Floyd W. Pickrell, Jr., Gregory D. Waller and Stephen J. Tomassi, or any of them, with the power of substitution to each, are hereby authorized to represent the undersigned at the Annual Meeting of Stockholders of Sybron Dental Specialties, Inc. to be held in Palm Desert, California, on Wednesday, January 31, 2001, at 11:00 a.m., Pacific Standard Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

   TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.




     -----------                                                     -----------
     SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
         SIDE                                                            SIDE
     -----------                                                     -----------
                                                                       PAGE. 83

-----------------                                     ----------------
Vote by Telephone                                     Vote by Internet
-----------------                                     ----------------

It's fast, convenient, and immediate!                 It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                  confirmed and posted.
1-877-PRX-VOTE.

---------------------------------------------------   ---------------------------------------------------

Follow these four easy steps:                         Follow these four easy steps:

  1.  Read the accompanying Proxy Statement and       1.  Read the accompanying Proxy Statement and
      Proxy Card.                                         Proxy Card.

  2.  Call the toll-free number                       2.  Go to the Website
      1-877-PRX-VOTE.                                     http://www.eproxyvote.com/syd

  3.  Enter your 14-digit Voter Control Number        3.  Enter your 14-digit Voter Control Number
      located on your Proxy Card above your name.         located on your Proxy Card above your name.

  4.  Follow the recorded instructions.               4.  Follow the instructions provided.

---------------------------------------------------   ---------------------------------------------------

Your vote is important!                               Your vote is important!
Call 1-877-PRX-VOTE anytime!                          Go to http://www.eproxyvote.com/syd anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet


                                  DETACH HERE

[X] Please mark votes as in this sample.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF DIRECTORS. THIS PROXY WILL BE VOTED AS YOU DIRECT; IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED "FOR" EACH OF THESE MATTERS.

1.  ELECTION OF DIRECTORS
    Nominated:  (01) Floyd W. Pickrell, Jr., (02) William E. B.
                Siart and (03) James R. Parks.

      FOR ALL NOMINEES [  ]  [  ] WITHHELD FROM ALL NOMINEES

[  ]
      --------------------------------------
      For all nominees except as noted above

                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [  ]

                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                                                                THE ENCLOSED ENVELOPE.

                                                                Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer.


Signature:              Date:         Signature:              Date:
           ------------       -------            ------------       -------